UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew Dakos
Brooklyn Capital Management, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 10570
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esp.
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

1-877-607-0414
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2011

Date of reporting period:  1/1/2011-6/30/2011

Item 1. Reports to Stockholders.

Special Opportunities Fund, Inc.
Semi-Annual Report
For the six months ended
June 30, 2011

Special Opportunities Fund, Inc.

August 10, 2011

Dear Fellow Shareholders:

In the first half of 2011 the S&P 500 Index rose by 6.02% while the net asset value of Special Opportunities Fund advanced 6.15%.

So much for the past.  I would be remiss if I ignored the severe correction that has occurred since June 30th.  In my last semi-annual letter, I said: “While greed may be the order of the day, fear can raise its ugly head at any time.”  With the caveat that things could change dramatically by the time shareholders receive this letter, fear has rather suddenly become the dominant emotion driving investors.  As indicated in the table below, the first week of August was one of the worst in recent history for the stock market, capped by the downgrading of our Treasury debt.

	Week of	Period of	Year to Date
	8/1/11 – 8/5/11	6/30/11 – 8/5/11	(as of 8-5-11)
SPE (NAV Change)	-5.79%	-4.37%	0.00%
S&P 500	-7.15%	-9.04%	-3.56%

As these statistics suggest, we are risk averse.  Thus, we tend to outperform in down or choppy markets.  On the other hand, we expect to underperform the stock market when it booms, as was the case in the second half of 2010.  For the most part, we eschew any attempt to predict markets.  Instead, we focus on trying to find investments where we think we have an edge.  By seeking out and exploiting inefficiencies in the marketplace, we hope to generate above average returns over time for our Fund with reduced risk.  We also will use activism when necessary to try to unlock the value of our investments.  This strategy has worked quite well for us in the past and we see no reason to alter it.

The opposite approach is to try to predict where the market will be in the near future and to buy or sell securities based upon that prediction.  Maybe a few investment managers can do that consistently but we don’t know any of them.  This year has been a prime example of how hard it is to translate predictions of geopolitical and macroeconomic developments into investment profits.  Assume that on January 1, 2011 our crystal ball told us that the major world events between then and July 31, 2011 would be:

1.Greece will be on the precipice of bankruptcy (with Spain, Portugal, Ireland and Italy, like dominos, facing a similar fate).

2.Turmoil, regime change, and violence will take place in a number of autocratic Middle Eastern countries including Egypt, Libya, Iran and Syria.

Special Opportunities Fund, Inc.

3.Japan will suffer one of the most powerful earthquakes in history.  As a result, there will be severe damage to infrastructure and factories supplying everything from high-tech components to steel.  Around 4.4 million households in northeastern Japan will be left without electricity and explosions will occur at several nuclear reactors.

4.Unemployment in the United States will languish at more than 9%.  It will remain difficult for businesses to get credit and home buyers to get a mortgage.  The price of gold will exceed $1,600 per ounce.

5.The United States will come closer to defaulting on its debt than at any time in its history and may suffer a credit downgrade.

If we had to choose on January 1, 2011 between buying and selling short an S&P 500 index fund, what should we have done?  Obviously, sell short.  But, on July 31, 2011, the Index was still up 3.9%.  Go figure!

Of course, no one could have known all these things.  But, even if one could, there is no guarantee that such knowledge will be profitable to an investment manager.  Beating the market is always tough – even if one is pretty sure what major events will occur.  True, the market has deteriorated rapidly since the beginning of August – but that could easily have happened after the Japanese earthquake.  The bottom line is that securities markets are inherently unpredictable.  That is why we are generally agnostic about making forecasts.  To reiterate, we just try to invest where we think we have an edge and use activism when necessary to try to unlock the value of our investments.

The primary reason we have outperformed during the recent market decline is our significant weighting in special purpose acquisition companies (SPACs) and auction rate preferred stock (ARPs) issued by closed-end funds.  Both of these are low risk securities whose prices are usually unaffected by world events.

Despite the recent selloff, we see a bright future for Special Opportunities Fund.  I personally purchased 5,000 shares of our Fund on August 8th, a day when the S&P 500 Index fell more than 6.6%.  As typically happens when the market falls rapidly, discounts of closed-end funds widened.  We took advantage of this phenomenon to purchase some of these funds.  Whether the market rises or falls, we hope to gain “alpha” when their discounts narrow, as they inevitably have done in the past after that sort of panic selling runs its course.  That is consistent with our philosophy that getting an edge – not trying to predict market moves – is the best way to beat the market over the long term without incurring undue risk.

Sincerely yours,

Phillip Goldstein
Chairman

Special Opportunities Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for common stock for the periods ended 6/30/11
Net asset value returns	6 Months	1 Year	Since 1/25/10	5 years*	10 years*
Special Opportunities Fund, Inc.	6.15%	24.02%	15.31%	7.27%	5.94%

Market price returns
Special Opportunities Fund, Inc.	6.03%	22.34%	12.72%	8.38%	6.86%

Index returns
S&P 500 Index	6.02%	30.69%	16.21%	2.94%	2.72%

Share price as of 6/30/11
Net asset value					$17.44
Market price					$15.64

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on payable dates for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

*The Fund’s investment objective and investment adviser have changed. See Note 1 of the Notes to financial statements for more information about the change in investment objective and see Note 2 of the Notes to financial statements for more information about the change in investment adviser. On January 25, 2010, the Fund began investing using its new investment objective, therefore, performance prior to that date is not relevant.

The S&P 500 Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Special Opportunities Fund, Inc.

Portfolio composition as of 6/30/11(1)

	Value	Percent
Investment Companies	$77,210,386	66.32%
Common Stocks	24,611,546	21.14
Money Market Funds	7,022,288	6.03
Corporate Bonds	4,477,500	3.85
Structured Life Settlement Notes	1,092,193	0.94
Warrants	621,934	0.53
Convertible Bonds	350,000	0.30
Rights	0	0.00
Total Investments	$115,385,847	99.11%
Other Assets in Excess of Liabilities	1,035,587	0.89%
Total Net Assets	$116,421,434	100.00%

(1) As a percentage of net assets.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2011 (unaudited)

	Shares	Value
INVESTMENT COMPANIES—66.32%
Closed-End Funds—48.18%
Adams Express Company	276,839	$3,083,986
Alpine Global Premier Properties Fund	324,890	2,335,959
American Strategic Income Portfolio II	30,640	282,501
American Strategic Income Portfolio III	24,405	193,532
Bancroft Fund, Ltd.	41,401	722,033
BlackRock Credit Allocation Income Trust II, Inc.	25,000	253,750
BlackRock Credit Allocation Income Trust IV	119,353	1,493,106
Boulder Growth & Income Fund, Inc.	316,668	2,052,009
Boulder Total Return Fund, Inc. (a)	184,149	3,036,617
DWS RREEF Real Estate Fund, Inc. (a)(c)(f)(g)	126,913	11,803
DWS RREEF Real Estate Fund II, Inc. (a)(c)(f)(g)	201,612	28,830
First Opportunity Fund, Inc. (a)	279,106	2,009,563
First Trust Strategic High Income Fund III	104,298	471,427
Gabelli Global Multimedia Trust, Inc.	421,652	3,360,566
The GDL Fund	52,932	709,818
The Greater China Fund, Inc.	15,694	199,314
H&Q Life Sciences Investors	10,334	128,762
The Ibero-America Fund, Inc.	66,469	505,829
Korea Equity Fund, Inc. (a)	10,361	150,235
Liberty All-Star Equity Fund, Inc.	1,033,355	5,342,444
Liberty All-Star Growth Fund, Inc.	369,360	1,639,958
LMP Capital and Income Fund, Inc.	85,386	1,171,496
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund	42,550	680,375
Macquarie Global Infrastructure Total Return Fund, Inc.	80,776	1,500,010
Morgan Stanley Asia Pacific Fund, Inc.	20,234	344,990
Neuberger Berman Real Estate Securities Income Fund, Inc.	6,520	28,036
The New Ireland Fund, Inc.	171,024	1,465,676
Nuveen Multi-Strategy Income and Growth Fund 2	38,528	352,146
Royce Focus Trust, Inc.	17,500	136,500
Royce Micro-Cap Trust, Inc.	440,426	4,351,409
Royce Value Trust, Inc.	348,093	5,193,548
Shelton Greater China Fund (a)	104,840	795,736
SunAmerica Focused Alpha Growth Fund, Inc.	195,557	4,061,719
SunAmerica Focused Alpha Large-Cap Fund, Inc.	5,676	108,412
Tri-Continental Corporation	387,319	5,782,672
TS&W/Claymore Tax-Advantaged Balanced Fund	128,418	1,460,113

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2011 (unaudited)

	Shares	Value
INVESTMENT COMPANIES—(continued)
Closed-End Funds—(continued)
The Zweig Total Return Fund, Inc.	189,862	$643,632
		56,088,512

Auction Rate Preferred Securities—15.44% (b)(c)
BlackRock California Municipal 2018 Term Trust - Series M7, 0.183%	100	2,250,000
BlackRock Municipal 2018 Term Trust - Series W7, 0.152%	100	2,250,000
BlackRock Municipal Bond Trust - Series R7, 0.152%	75	1,687,500
BlackRock Municipal Bond Trust - Series T7, 0.152%	75	1,687,500
BlackRock Municipal Income Quality Trust - Series F7, 0.183%	60	1,350,000
BlackRock MuniHoldings Fund, Inc. - Series C, 1.266%	25	562,500
BlackRock MuniHoldings Fund II, Inc. - Series A, 0.152%	50	1,125,000
BlackRock MuniHoldings New York Quality Fund, Inc. - Series B, 0.152%	1	22,500
BlackRock MuniHoldings New York Quality Fund, Inc. - Series D, 0.183%	21	472,500
BlackRock MuniHoldings New York Quality Fund, Inc. - Series E, 0.152%	1	22,500
BlackRock New York Municipal Bond Trust - Series T7, 0.152%	52	1,170,000
Federated Premier Intermediate Municipal Income Fund - Series A, 0.110%	132	2,825,625
Invesco Quality Municipal Investment Trust - Series A, 0.077%	53	2,226,000
Nuveen California Dividend Advantage Municipal Fund - Series TH, 0.152%	8	200,000
Western Asset Premier Bond Fund - Series M, 0.140%	6	120,000
		17,971,625

Business Development Company—2.70%
Capital Southwest Corporation	1,468	135,452
Equus Total Return, Inc. (a)	78,138	187,531
MVC Capital, Inc.	163,994	2,169,641
Prospect Capital Corporation	65,047	657,625
		3,150,249
Total Investment Companies (Cost $68,897,001)		77,210,386

COMMON STOCKS—21.14%
Motor Vehicles & Passenger Car Bodies—0.21%
General Motors Company (a)	8,193	248,739

Pharmaceuticals Preparations—0.07%
Myrexis, Inc. (a)	21,925	78,492

Real Estate Investment Trusts—0.46%
Gyrodyne Company of America, Inc. (a)	7,900	537,200

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2011 (unaudited)

	Shares	Value
COMMON STOCKS—(continued)
Retail-Auto Dealers & Gasoline Stations—0.96%
Casey’s General Stores, Inc.	25,316	$1,113,904

Special Purpose Acquisition Vehicle—19.44%
Australia Acquisition Corporation (a)	250,000	2,425,000
Azteca Acquisition Corporation (a)(h)	189,924	1,899,240
Cazador Acquisition Corporation, Ltd. (a)	200,000	1,924,000
China Growth Equity Investment, Ltd. (a)(h)	52,798	527,980
China VantagePoint Acquisition Company (a)(i)	27,130	161,424
Empeiria Acquisition Corporation (a)(h)	175,560	1,752,089
FlatWorld Acquisition Corporation (a)(h)	105,702	1,055,963
Global Cornerstone Holdings, Ltd. (a)(h)	115,935	1,153,553
Global Eagle Acquisition Corporation (a)	54,028	510,024
Hicks Acquisition Company II, Inc. (a)	200,000	1,916,000
JWC Acquisition Corporation (a)	300,000	2,886,000
L&L Acquisition Corporation (a)(h)	100,000	990,000
Lone Oak Acquisition Corporation (a)	81,430	655,512
Prime Acquisition Corporation (a)	51,442	485,612
RLJ Acquisition, Inc. (a)	251,000	2,384,500
SCG Financial Acquisition Corporation (a)(h)	129,338	1,306,314
Universal Business Payment Solutions Acquisition Corporation (a)(h)	100,000	600,000
		22,633,211
Total Common Stocks (Cost $23,359,740)		24,611,546

	Principal
	Amount
CORPORATE BONDS—3.85%
Washington Mutual, Inc.
0.000%, 09/17/2012 (d)	$3,000,000	3,015,000
5.250%, 09/15/2017 (d)	1,300,000	1,462,500
Total Corporate Bonds (Cost $4,450,531)		4,477,500

CONVERTIBLE BONDS—0.30%
RB Foods, Inc.
12.000%, 11/18/2011 (c)	350,000	350,000
Total Convertible Bonds (Cost $350,000)		350,000

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2011 (unaudited)

	Principal
	Amount	Value
STRUCTURED LIFE SETTLEMENT NOTES—0.94%
Cedar Lane Series A-2 Notes (c)(f)	$1,092,193	$1,092,193
Total Structured Life Settlement Notes (Cost $1,092,193)		1,092,193

	Shares
WARRANTS—0.53%
Australia Acquisition Corporation
Expiration: October 2015	250,000	115,000
Exercise Price: $11.50 (a)
Cazador Acquisition Corporation, Ltd.
Expiration: October 2015	228,491	91,396
Exercise Price: $7.50 (a)
FlatWorld Acquisition Corporation
Expiration: September 2012	30,248	3,025
Exercise Price: $11.00 (a)
Hicks Acquisition Company II, Inc.
Expiration: July 2017	200,000	100,000
Exercise Price: $12.00 (a)
JWC Acquisition Corporation
Expiration: November 2015	150,000	112,500
Exercise Price: $11.50 (a)
Prime Acquisition Corporation
Expiration: March 2016	51,442	30,351
Exercise Price: $7.50 (a)
RLJ Acquisition, Inc.
Expiration: February 2016	353,462	169,662
Exercise Price: $12.00 (a)
Total Warrants (Cost $582,340)		621,934

RIGHTS—0.00%
Zion Oil & Gas, Inc. (a)	1,485	0
Total Rights (Cost $2,140)		0

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2011 (unaudited)

	Shares	Value
MONEY MARKET FUNDS—6.03%
Fidelity Institutional Government Portfolio - Class I, 0.01% (e)	3,511,543	$3,511,543
Fidelity Institutional Tax-Exempt Portfolio - Class I, 0.01% (e)	3,510,745	3,510,745
Total Money Market Funds (Cost $7,022,288)		7,022,288
Total Investments (Cost $105,756,233)—99.11%		115,385,847
Other Assets in Excess of Liabilities—0.89%		1,035,587
TOTAL NET ASSETS—100.00%		$116,421,434

Percentage are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The coupon rates shown represent the rates at June 30, 2011.
(c)	Fair valued securities. The total market value of these securities was $19,454,451, representing 16.71% of net assets.
(d)	Default or other conditions exist and security is not presently accruing income.
(e)	The rate shown represents the 7-day yield at June 30, 2011.
(f)	Illiquid security.
(g)	Security currently undergoing a full liquidation with all proceeds paid out to shareholders.
(h)	Each unit consists of one share of common stock and one warrant.
(i)	Each unit consists of one share of common stock, one half of a non-transferrable warrant and one half of a transferrable warrant.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of assets and liabilities—June 30, 2011 (unaudited)

Assets:
Investments, at value (cost—$105,756,233)	$115,385,847
Cash	44,066
Dividends and interest receivable	39,361
Receivable for investments sold	3,356,795
Other assets	4,695
Total assets	118,830,764

Liabilities:
Payable for investments purchased	2,147,329
Payable to Adviser	93,510
Payable to directors	179
Accrued expenses and other liabilities	168,312
Total liabilities	2,409,330
Net assets applicable to common shareholders	$116,421,434

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,995,800
shares authorized; 6,676,450 shares issued and outstanding	$104,136,008
Accumulated undistributed net investment income	914,348
Accumulated net realized gain from investment activities	1,741,464
Net unrealized appreciation of investments	9,629,614
Net assets applicable to common shareholders	$116,421,434
Net asset value per common share ($116,421,434 applicable to
6,676,450 common shares outstanding)	$17.44

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of operations

For the six
months ended
June 30, 2011
(unaudited)
Investment income:
Dividends	$1,439,335
Interest	65,214
Total investment income	1,504,549

Expenses:
Investment advisory fees	561,160
Professional fees and expenses	109,614
Directors’ fees and expenses	54,747
Administration fees and expenses	44,707
Compliance fees and expenses	18,328
Accounting fees and expenses	17,953
Reports and notices to shareholders	14,706
Insurance fees	13,058
Stock exchange listing fees	12,439
Transfer agency fees and expenses	7,008
Custody fees and expenses	6,551
Other expenses	3,718
Total expenses	863,989
Net investment income	640,560

Net realized and unrealized gains from investment activities:
Net realized gains from:
Investments	5,381,048
Distributions received from investment companies	5,537
Net change in unrealized appreciation of investments	763,055
Net realized and unrealized gains from investment activities	6,149,640
Net increase in net assets applicable to common
shareholders resulting from operations	$6,790,200

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of cash flows

For the six
months ended
June 30, 2011
(unaudited)
Cash flows from operating activities:
Net increase in net assets applicable to common shareholders	$6,790,200
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of investments	(41,305,571)
Proceeds from sales of investments	43,340,399
Net purchases and sales of short-term investments	(2,033,167)
Amortization and accretion of premium and discount	40,421
Decrease in dividends and interest receivable	376,030
Increase in receivable for investments sold	(3,008,515)
Decrease in other assets	13,068
Increase in payable for investments purchased	1,953,921
Increase in payable to Adviser	1,885
Decrease in payable to directors	(492)
Increase in accrued expenses and other liabilities	19,896
Net realized gains from investments	(5,381,048)
Net change in unrealized appreciation of investments	(763,055)
Net cash provided by operating activities	43,972

Cash:
Beginning of period	94
End of period	$44,066

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statements of changes in net assets applicable to common shareholders

	For the six
	months ended	For the
	June 30, 2011	year ended
	(unaudited)	December 31, 2010
From operations:
Net investment income	$640,560	$288,602
Net realized gains from investments and
distributions received from investment companies	5,386,585	4,381,868
Net change in unrealized appreciation of investments	763,055	8,866,559

Dividends paid to common shareholders from:
Net investment income	—	(200,293)
Net realized gains from investment activities	—	—
Total dividends and distributions paid to common shareholders	—	(200,293)

Capital Share Transactions (Note 5)
Repurchase of common stock through tender offer	—	(197,838,117)
Net decrease in net assets from capital share transactions	—	(197,838,117)
Net increase (decrease) in net assets applicable to common shareholders	6,790,200	(184,501,381)

Net assets applicable to common shareholders:
Beginning of period	109,631,234	294,132,615
End of period	$116,421,434	$109,631,234
Accumulated undistributed net investment income	$914,348	$273,788

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the six
	months ended
	June 30, 2011
	(unaudited)
Net asset value, beginning of period	$16.42
Net investment income	0.10	(1)(2)
Net realized and unrealized gains (losses) from investment activities	0.92
Common share equivalent of dividends and distributions
paid to auction preferred shareholders from:
Net investment income	—
Net realized gains from investment activities	—
Total dividends and distributions paid to auction preferred shareholders	—
Net increase (decrease) from operations	1.02
Dividends and distributions paid to common shareholders from:
Net investment income	—
Net realized gains from investment activities	—
Total dividends and distributions paid to common shareholders	—
Net asset value, end of period	$17.44
Market value, end of period	$15.64
Total net asset value return(3)	6.15%
Total market price return(4)	6.03%
Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by investment advisor and
administrator including interest expense and fees on floating rate notes	1.54	%(5)(7)
Total expenses, before fee waivers by investment advisor and
administrator including interest expense and fees on floating rate notes	1.54	%(5)(7)
Total expenses, net of fee waivers by investment advisor and
administrator excluding interest expense and fees on floating rate notes	1.54	%(5)(7)
Net investment income before dividends paid to auction preferred shareholders	1.14	%(2)(5)
Dividends paid to auction preferred shareholders from net investment income	—
Net investment income available to common shareholders	1.14	%(2)(5)
Supplemental data:
Net assets applicable to common shareholders, end of period (000’s)	$116,421
Portfolio turnover	37%
Asset coverage per share of auction preferred shares, end of period	$—

For the		For the nine
year ended		months ended
December 31,		December 31,		For the years ended March 31,
2010		2009		2009		2008	2007	2006
$14.26		$13.05		$13.71		$14.96	$14.70	$14.93
0.04	(1)(2)	0.52	(1)	0.88	(1)	0.97 (1)	0.94 (1)	0.90
2.15		1.24		(0.70)		(1.22)	0.33	0.02

—		(0.02)		(0.25)		(0.39)	(0.34)	(0.22)
—		—		—		(0.01)	(0.02)	(0.07)
—		(0.02)		(0.25)		(0.40)	(0.36)	(0.29)
2.19		1.74		(0.07)		(0.65)	0.91	0.63

(0.03)		(0.53)		(0.59)		(0.58)	(0.62)	(0.65)
—		—		—		(0.02)	(0.03)	(0.21)
(0.03)		(0.53)		(0.59)		(0.60)	(0.65)	(0.86)
$16.42		$14.26		$13.05		$13.71	$14.96	$14.70
$14.75		$14.09		$11.37		$12.38	$13.48	$13.02
15.36%		13.51%		(0.39)%		(4.52)%	6.31%	4.29%
4.90%		29.00%		(3.32)%		(3.86)%	8.83%	9.51%

1.50	%(7)	1.03	%(5)(6)	1.73	%(6)	1.18%	1.25%	1.39%

1.67	%(7)	1.92	%(5)(6)	2.62	%(6)	1.88%	1.88%	1.90%

1.50	%(7)	0.99	%(5)	1.59%		1.18%	1.25%	1.39%
0.26	%(2)	5.00	%(5)	6.71%		6.66%	6.32%	5.95%
—		0.20	%(5)	1.87%		2.68%	2.31%	1.48%
0.26	%(2)	4.80	%(5)	4.84%		3.98%	4.01%	4.47%

$109,631		$294,133		$269,266		$282,886	$308,552	$303,315
73%		7%		27%		30%	39%	57%
$—		$—		$136,860		$117,354	$123,465	$122,218

Special Opportunities Fund, Inc.

Financial highlights

(1)	Calculated using the average shares method.
(2)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(3)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable date for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009. Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(5)	Annualized.
(6)
Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions was included in income from investment operations.

(7)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Note 1
Organization and significant accounting policies
Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.  Effective December 21, 2009, the Fund changed its name to the Special Opportunities Fund, Inc. and changed its investment objective to total return.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund’s previous investment objective was to achieve a high level of current income that was exempt from federal income tax, consistent with the preservation of capital.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Standards Codification Topic 105 Generally Accepted Accounting Principals requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers.  Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The auction rate preferred securities and the structured life settlement notes are valued at cost, unless other observable market events occur.  The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the secondary market and is indicative of the value on the secondary market.  Current transactions in similar securities in the marketplace are evaluated.  Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board or its delegate determines that this does not represent fair value.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011 in valuing the Fund’s investments:

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Investment Companies	$59,198,128	$40,633	$17,971,625	$77,210,386
Common Stocks	11,191,506	13,420,040	—	24,611,546
Corporate Bonds	—	4,477,500	—	4,477,500
Convertible Bonds	—	—	350,000	350,000
Structured Life Settlement Notes	—	—	1,092,193	1,092,193
Warrants	145,351	476,583	—	621,934
Rights	—	0	—	0
Money Market Funds	7,022,288	—	—	7,022,288
Total	$77,557,273	$18,414,756	$19,413,818	$115,385,847

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Balance as of December 31, 2010	$19,966,625
Accrued discounts / premiums	—
Realized gain (loss)	642,437
Change in unrealized appreciation (depreciation)	831,438
Purchases	3,295,625
Sales	(5,322,307)
Transfers in and / or out of Level 3	—
Balance as of June 30, 2011	$19,413,818

There were transfers from Level 1 to Level 2 of $2,979,963 using market value as of June 30, 2011. The transfers were due to lack of trading volume on June 30, 2011.  There were transfers from Level 2 to Level 1 of $2,425,000 using market value as of June 30, 2011.  The transfers were due to increased trading volume on June 30, 2011. Transfers between levels are recognized at the end of the reporting period.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”).  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs.  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Company’s financial statements.

Concentration risk—The Fund invested 15.44% of its net assets in auction rate preferred securities as of June 30, 2011.  An active market for auction rate preferred securities does not exist.  There is no guarantee that the Fund could receive the fair value price for these securities if it tried to sell them in the secondary market.

Investment transactions and investment income—Investment transactions are recorded on the trade date.  Realized gains and losses from investment transactions are calculated using the identified cost method.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends and distributions to common shareholders are recorded on the ex-dividend date.  The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Note 2
Investment adviser and administrator
Effective October 19, 2009, the Board appointed Brooklyn Capital Management, LLC (“Brooklyn”) as the interim investment adviser to the Fund.  At a Special Meeting of Shareholders held on December 10, 2009, shareholders approved an investment advisory agreement between the Fund and Brooklyn.  In accordance with the investment advisory agreement, the Fund is obligated to pay Brooklyn a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average weekly net assets.  The Fund entered into an administrative services

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

agreement (the “Administration Agreement”) with U.S. Bancorp Fund Services, LLC (the “Administrator”), which was effective on October 19, 2009.

Note 3
Auction preferred shares
The Fund was subject to certain restrictions relating to the APS.  Failure to comply with these restrictions could have precluded the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could have triggered the mandatory redemption of APS at liquidation value.

All APS were redeemed in October 2009.

Note 4
Purchases and sales of securities
For the six months ended June 30, 2011, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $41,305,571 and $43,340,399, respectively.  The Fund did not have any purchases or sales of U.S. government securities during the six months ended June 30, 2011.

Note 5
Capital share transactions
The Fund did not have any capital share transactions during the six months ended June 30, 2011.  During the year ended December 31, 2010, a total of 13,951,912 shares or approximately 67.63% of the Fund’s outstanding common shares were validly tendered pursuant to a tender offer approved by the Board.  All such shares were accepted for payment at a price of $14.18 per share (99.5% of the NAV per common share of $14.25).

Note 6
Federal tax status
The Fund intends to distribute its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies.  Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund would not to be subject to a federal excise tax.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The tax character of distributions paid during the fiscal year ended December 31, 2010 and the nine months ended December 31, 2009 were as follows:

	For the	For the nine
	year ended	months ended	For the year ended
Distributions paid from:	December 31, 2010	December 31, 2009	March 31, 2009
Tax-exempt income	$184,078	$11,378,171	$17,283,881
Ordinary income	16,215	—	2,066
Total distributions paid	$200,293	$11,378,171	$17,285,947

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the year ended December 31, 2010.

The following information is presented on an income tax basis as of December 31, 2010:

Tax cost of investments	$100,417,267
Unrealized appreciation	9,242,232
Unrealized depreciation	(375,673)
Net unrealized appreciation	8,866,559
Undistributed ordinary income	273,788
Undistributed long-term gains	—
Total distributable earnings	273,788
Other accumulated losses and other temporary differences	(3,645,121)
Total accumulated losses	5,495,226

At December 31, 2010, the Fund had a net capital loss carryforward of $3,645,121.  This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire on December 31, 2016.  To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

In accordance with U.S. Treasury regulations, the Fund may elect to defer realized capital losses arising after October 31, 2010.  Such losses are treated for tax purposes as arising on January 1, 2011. The Fund did not defer any realized capital losses.

The Fund did not have any permanent “book/tax” differences for the year ended December 31, 2010.

For the year ended December 31, 2010, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

operations. During the year ended December 31, 2010, the Fund did not incur any interest or penalties.

Each of the tax years in the two year period ended March 31, 2009, the nine months ended December 31, 2009 and the year ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Special Opportunities Fund, Inc.

General information (unaudited)

The Fund
Special Opportunities Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”).  The Fund’s NYSE trading symbol is “SPE.”  On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.”  Comparative net asset value and market price information about the Fund is available weekly in various publications.

Annual meeting of shareholders held on September 22, 2011
The Fund will be holding an annual meeting of shareholders on September 22, 2011 to vote on the following matters:

(1)  To elect six directors to serve until the annual meeting of stockholders in 2012 and until their successors are elected and qualify or until they resign or are otherwise removed;

(2)  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Additional tax information
For the fiscal year ended December 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund did not declare any dividends from ordinary income that were designated as qualified dividend income.

For corporate shareholders, the Fund did not have any ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended December 31, 2010.

The Fund did not have any taxable ordinary income distributions that were designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C).

Quarterly Form N-Q portfolio schedule
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-877-607-0414.

Special Opportunities Fund, Inc.

General information (unaudited)

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

The following table sets forth the directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at June 30, 2011.

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INTERESTED DIRECTOR

Andrew Dakos***	President	1 year;	Principal and Chief Compliance	1	Director, Mexico
(45)	as of	Since	Officer of the Adviser; Principal		Equity and Income
	October	2009	of the general partner of several		Fund, Inc.; Director,
	2009.		private investment partnerships		Brantley Capital
			in the Bulldog Investors group		Corporation.
of funds.

Phillip Goldstein***	Chairman	1 year;	Principal of the Adviser; Principal	1	Chairman, Mexico
(66)	and	Since	of the general partner of several		Equity and Income
	Secretary	2009	private investment partnerships		Fund, Inc.;
	as of		in the Bulldog Investors group		Chairman,
	October		of funds.		Brantley Capital
	2009.				Corporation;
Director, ASA Ltd.

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	1	Director, Mexico
(73)	Compliance	Since	Associates (a financial and		Equity and Income
	Officer	2009	corporate consulting firm).		Fund, Inc.; Director,
	and Chief				Brantley Capital
	Financial				Corporation;
	Officer as of				Director, MVC
	January				Capital, Inc.;
	2010.				Director, Old
Mutual Absolute
Return and
Emerging
Managers Fund
Complex
(consisting of
six funds).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INDEPENDENT DIRECTORS

James Chadwick	—	1 year;	Managing Director of Opus	1	None
(38)		Since	Partners, LLC (private equity
		2009	firm); Managing Director of
Harlingwood Equity Partners LP;
Managing Partner of Chadwick
Capital Management.

Ben Harris	—	1 year;	Chief Financial Officer and	1	None
(42)		Since	General Counsel of NHI II, LLC
		2009	and NBC Bancshares, LLC;
Investment Professional of MVC
Capital, Inc. and The Tokarz
Group Advisers, LLC.

Charles C. Walden	—	1 year;	President and Owner of Sound	1	Lead Trustee, Third
(67)		Since	Capital Associates, LLC		Avenue Funds
		2009	(consulting firm); Chief		(fund complex
			Investment Officer of Knights		consisting of five
			of Columbus (fraternal benefit		funds and one
			society selling life insurance and		variable series
			annuities).		trust).

OFFICERS

Andrew Dakos***	President	1 year;	Principal and Chief Compliance	n/a	n/a
(45)	as of	Since	Officer of the Adviser; Principal
	October	2009	of the general partner of several
	2009.		private investment partnerships
in the Bulldog Investors group
of funds.

Rajeev Das	Vice-	1 year;	Principal, Bulldog Investors, a	n/a	n/a
(42)	President	Since	group of Investment Funds;
	and	2009	Managing member of the
	Treasurer		General Partner of Opportunity
	as of		Income Plus L.P., an investment
	October		fund.
2009.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

Phillip Goldstein***	Chairman	1 year;	Principal of the Adviser;	n/a	n/a
(66)	and	Since	Principal of the general partner
	Secretary	2009	of several private investment
	as of		partnerships in the Bulldog
	October		Investors group of funds.
2009.

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	n/a	n/a
(73)	Compliance	Since	Associates (a financial and
	Officer	2009	corporate consulting firm).
and Chief
Financial
Officer as of
January
2010.

*	The address for all directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos and Goldstein are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Brooklyn Capital Management, LLC, the Adviser and their positions as officers of the Fund.

****
Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer and Chief Financial Officer.  Mr. Hellerman is not affiliated with Brooklyn Capital Management, LLC.

(This Page Intentionally Left Blank.)

Investment Adviser
Brooklyn Capital Management, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663

Administrator and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
59 Maiden Lane
New York, NY 10038

Fund Counsel
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Special Opportunities Fund, Inc.
1-877-607-0414
www.specialopportunitiesfundinc.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

The Audit Committee is comprised of Mr. James Chadwick, Mr. Ben H. Harris and Mr. Charles C. Walden.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1, 2011 to January 31, 2011	N/A	N/A	N/A	N/A
February 1, 2011 to February 28, 2011	N/A	N/A	N/A	N/A
March 1, 2011 to March 31, 2011	N/A	N/A	N/A	N/A
April 1, 2011 to April 30, 2011	N/A	N/A	N/A	N/A
May 1, 2011 to May 31, 2011	N/A	N/A	N/A	N/A
June 1, 2011 to June 30, 2011	N/A	N/A	N/A	N/A
Total	N/A	N/A	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Special Opportunities Fund, Inc.

By (Signature and Title)                      /s/Andrew Dakos
Andrew Dakos, President

Date     August 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/Andrew Dakos
Andrew Dakos, President

Date     August 29, 2011

By (Signature and Title)                      /s/Gerald Hellerman
Gerald Hellerman, Chief Financial Officer

Date     September 2, 2011